UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): May 12, 2011

JIANGBO PHARMACEUTICALS, INC.
(Exact name of registrant as specified in charter)

Florida
(State or other jurisdiction of incorporation)

001-34763	65-1130026
(Commission File Number)	(IRS Employer Identification No.)

25 Haihe Road, Laiyang Economic Development
Laiyang City, Yantai, Shandong Province, People’s Republic of China 265200
(Address of principal executive offices and zip code)

(0086) 535-7282997

(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 16, 2011, Jiangbo Pharmaceuticals, Inc. (the “Company”) issued a press release announcing that effective May 12, 2011, the Board of Directors of the Company appointed Ms. Ziling Sun as the Interim Chief Financial Officer of the Company to fill the vacancy created by resignation of Ms. Elsa Sung as the Chief Financial Officer of the Company effective March 31, 2011.

Ms. Sun, age 48, has been serving as an accountant at Laiyang Jiangbo Pharmaceuticals, Co., Ltd., a limited liability company organized under the laws of People’s Republic of China  and controlled by the Company through contractual arrangements (“Laiyang Jiangbo”) since January 2010. From October 2007 to October 2009, she served as a financial controller at Yantai Human Special Vehicle Co., Ltd. where she was responsible for overall financial accounting. From September 1997 to September 2007, Ms. Sun worked in the accounting department of Yantai Automotive Manufacturing Company where she was responsible for the overall financial accounting. Ms. Sun received her associate degree in political science from Yantai Normal College in July 1997. She also received her Intermediate Accountant Certificate in 2006, and passed all required subjects of the Professional Stage of the National Uniform CPA Examination of P.R. China in 2011.

Ms. Sun has entered into an Employment Contract, dated May 12, 2011 (the “Contract”), with the Company and Laiyang Jiangbo. The Contract provides for a monthly salary of RMB5,000 and continues for a term of six months. The Contract can be terminated by 30-days advance notice by either party. The Contract can be automatically renewed unless either party gives 30-days advance written notice to the other parties prior to the expiration of the term of the Contract of that party’s intention to renew the Contract. Pursuant to the Contract, Ms. Sun is entitled to a total of twenty five paid vacation, sick and personal days during each calendar year and social security insurance in accordance with Chinese laws and regulations. A copy of Ms. Sun’s Contract is filed herewith as Exhibit 10.1 and is incorporated herein to this Current Report on Form 8-K by reference. A copy of the press release is also filed herewith as Exhibit 99.1 to this current report and is incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Employment Contract between Ms. Ziling Sun, the Company and Laiyang Jiangbo, dated May 12, 2011.
99.1	Press Release dated May 16, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JIANGBO PHARMACEUTICALS, INC.

By:	/s/ Jin Linxian
Name:	Jin Linxian
Title:	Chief Executive Officer

Dated: May 16, 2011